Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify that to the best of our knowledge:

1.	this annual report on Form 20-F of BT Group plc fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of BT Group plc.

Date: May 14, 2008	/s/ Ben Verwaayen

Name: Bernardus Verwaayen Title: Chief Executive

Date: May 14, 2008	/s/ Hanif Lalani

Name: Hanif Lalani Title: Group Finance Director